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                                                                   EXHIBIT 10.20

                            COLLABORATION AGREEMENT

     This Collaboration Agreement (the "Agreement") entered into as of June 28, 1999 (the "Effective Date"), is by and between Rhone-Poulenc Animal Nutrition S.A. ("RPAN"), a French corporation with headquarters located at 42 avenue Aristide Briand, 92160 Antony (France), and Diversa Corporation ("Diversa") a Delaware corporation with headquarters located at 10665 Sorrento Valley Road, San Diego, California 92121, collectively the ("Parties").

     Whereas, Diversa has expertise in the discovery and development of, and has discovered and developed enzymes, as well as proprietary technologies for the rapid discovery, development and optimization of enzymes;

     Whereas, RPAN has expertise in the use of enzymes and in particular for the production of [*****].

     Whereas, RPAN and Diversa wish to collaborate to discover and develop a [*****] to be used in the production of [*****] as set forth in the project plan attached hereto as Exhibit A (the "Project Plan").

     Now, Therefore, in consideration of the mutual covenants set forth in this Agreement, the Parties hereby agree as follows:

1.   Definitions

     "Base Catalyst" means the catalyst provided by RPAN to Diversa comprising the RPAN Enzyme (defined below) immobilized in [*****].

     "Catalyst" means the catalyst comprising an Option Enzyme (defined below) or a Licensed Enzyme (defined below) immobilized in [*****].

     "Catalyst Activity" means activity obtained in Phase V of the enzyme performance assessment procedure as set forth in Exhibit B hereto.

     "Derivative Enzyme" means any derivative of the Licensed Enzyme derived through Diversa's application of the Evolution Technology or any [*****] discovered through the use of the RPAN Enzyme in the Hybridization Technology.

     "Enzyme" means any [*****] discovered and/or developed by Diversa for RPAN during the course of the collaboration.

     "[*****]" [*****].

     "[*****]" [*****].

     "Licensed Enzyme" means the Option Enzyme licensed to RPAN upon exercise of the Option.

     "Option Enzyme" means the Enzyme provided by Diversa to RPAN for evaluation under the Project Plan.

     "Product" means [*****].

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     "RPAN Enzyme" means the [*****] provided by RPAN to Diversa under this
Agreement.

2.   Collaboration

     RPAN and Diversa shall collaborate to discover and develop an enzyme having [*****] activity to be used in the Catalyst to produce the Product as set forth in the project plan attached hereto as Exhibit A (the "Project Plan").

3.   Option

     3.1 Option Grant. Subject to the terms and conditions of this Agreement, Diversa will grant to RPAN an exclusive option (the "Option") to obtain an exclusive, worldwide, royalty-bearing license (the "License") under Section 4.1 to use one of the Option Enzymes to produce the Catalyst and the Product.

     3.2 Option Period. The Option will commence immediately upon delivery of the Option Enzymes satisfying the criteria set forth in the Project Plan, and remain in effect for a period of [*****] thereafter (the "Option Period").

     3.3 Exercise of Option. RPAN may exercise the Option by providing Diversa written notice of the exercise of such Option at any time during the Option Period. If RPAN does not exercise the Option during the Option Period, the Option shall expire, and RPAN shall have no further rights thereunder and both parties shall return or destroy all forms of Confidential Information provided to the other party under this Agreement relating to the discovery and development of the Option Enzymes subject to such Option, within [*****] after such expiration.

4.   License Terms

     4.1 License Grant. Upon exercise of the Option, and payment of the license fee set forth in Section 5.2 herein, Diversa will grant to RPAN an exclusive, worldwide license, including the right to grant sublicenses, to use the Licensed Enzyme to the extent necessary to make and have made the Catalyst to use in the production of the Product (the "License").

     4.2 Term of license. The License will become effective upon payment of the license fee as set forth in Section 5.2 and will continue, in any country, until the expiration of the last to expire patent rights covering the Licensed Enzyme in any country (the "Royalty Term").

     4.3 Right to Sublicense. RPAN will have the right to grant sublicenses to affiliates and third parties, provided that the terms of such sublicenses are consistent with the terms of this Agreement.

     4.4  [*****].

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5.   Payments

     5.1 Research Funding Payment. Upon execution of the Collaboration Agreement, RPAN will pay [*****] to Diversa, a payment which is estimated to by [*****] of the total costs required to conduct the research hereunder. Diversa will fund the remaining [*****] of such costs.

     5.2  License Fee. Upon RPAN's exercise of the Option as set forth in
Section 3, it will pay Diversa a non-refundable license fee of [*****].

     5.3 Royalties. RPAN will pay Diversa a royalty equal to [*****] of the cost savings ("Cost Savings") generated by using the Licensed Enzyme in the Catalyst to make the Product. The Cost Savings will be calculated from the work performed in Phase V of the Enzyme Performance Assessment Procedure defined in Exhibit B attached hereto. Further, the [*****]. In the event the Catalyst demonstrates [*****] and a [*****] over the Base Catalyst, as determined from the tests performed under Exhibit B, RPAN will pay Diversa a royalty of [*****] of Product produced by RPAN, its affiliates or sublicensees. Said payment shall be based on estimated cost savings in the Catalyst of approximately [*****] of Product produced. RPAN and Diversa will mutually agree upon the applicable royalty payable to Diversa for [*****]. Such agreed upon royalty shall be in writing and attached hereto as an addendum. For increases in [*****], the royalty will be equal to [*****] (See Exhibit C).

     5.4 Royalty Period. Royalties shall be paid on a [*****] basis. Each [*****] in which the Cost Savings are generated from the use of Licensed Enzymes in the production of the Product shall be a "Royalty Period". Royalties are payable within [*****] after the end of each Royalty Period.

     5.5 Reports. At the same time as each royalty payment is due, RPAN shall deliver to Diversa a report based upon the Royalty Period for which the payment is due, containing the following information:

          (a)  Cost Savings generated during the applicable Royalty Period;

          (b)  Calculation of amount due to Diversa.

All amounts payable under this Section will first be calculated in the currency of sale and then converted into U.S. dollars. The buying rates involved for the currency of the United States into which the currencies involved are being exchanged shall be the one quoted by The Wall Street Journal at the close of
                                     -----------------------
business on the last business day of the applicable Royalty Period. Such amounts shall be paid without deduction, except as required by law, of any withholding taxes, value-added taxes, or other charges applicable to such payments

     5.6 Records. RPAN shall maintain complete and accurate records of the Licensed Enzyme used or sold by them or their Sublicensees under this Agreement, and any amounts payable to Diversa in relation such use or sale, which records shall contain sufficient information for Diversa to confirm the accuracy of such records. RPAN shall retain such records for at least [*****] after the conclusion of the Royalty Term. Diversa (acting as the "Auditing Party") shall have the right, at its own expense, to cause an independent certified public

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accountant reasonably acceptable to RPAN, to inspect such records of RPAN (the
"Audited Party") during normal business hours for the sole purpose of verifying any reports and payments delivered under this Agreement. Such accountant shall not disclose to the Auditing Party any information other than information relating to accuracy of reports and payments delivered under this Agreement and shall provide the Audited Party with a copy of any report given to the Auditing Party. The Parties shall reconcile any underpayment or overpayment within [*****] after the accountant delivers the results of the audit. The Auditing Party shall bear the full cost of the audit unless, the audit performed under this Section reveals an underpayment in excess of [*****] in any period, in which case the Audited Party shall bear the full cost of such audit. Diversa may exercise its rights under this Section only once every year and only with reasonable prior notice to RPAN.

     5.7 [*****]. In the event RPAN wishes to exercise such option, the parties shall negotiate in good faith [*****] which shall be based on, but not limited to, [*****]. This [*****] shall also take into consideration [*****]

6.   Confidentiality

     6.1 Definition of Confidential Information. Confidential Information shall mean any technical or business information, whether orally or in writing, furnished by either party (the "Disclosing Party") to the other Party (the "Receiving Party") in connection with this Agreement. Such Confidential Information shall include, without limitation, the existence and terms of this Agreement, the identity of an Enzyme, the Enzyme, any gene encoding such Enzyme, if relevant, the use of an Enzyme, trade secrets, know-how, inventions, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, and customer and supplier information, including, but not limited to, such items that become known to a Party during visits to the facilities of the other Party.

     6.2  Obligations.  The Receiving Party agrees that it shall:

          (a) Maintain all Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its directors, officers, employees, consultants and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement;

          (b) Use all Confidential Information solely for the purposes set forth in, or as permitted by, this Agreement; and

          (c) Allow its directors, officers, employees, consultants and advisors to reproduce the Confidential Information only to the extent necessary to effect the purposes set forth in this Agreement, with all such reproductions being considered Confidential Information.

Each Party shall be responsible for any breaches of this Section 6.2. by any of its directors, officers, employees, consultants and advisors.

     6.3 Exceptions. The obligations of the Receiving Party under Section 6.2. above shall not apply to any specific Confidential Information to the extent that the Receiving Party can demonstrate that such Confidential Information:

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          (a)  Was in the public domain prior to the time of its disclosure under this Agreement;

          (b) Entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party or its directors, officers, employees, consultants, advisors or agents;

          (c) Was or is independently developed or discovered by the Receiving Party without use of the Confidential Information, and which can be demonstrated by written record;

          (d) Is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality to the Disclosing Party with respect to such Confidential Information; or

          (e) Is required to be disclosed to comply with applicable laws or regulations (such as disclosure to the SEC, the EPA, the FDA, or the United States Patent and Trademark Office or to their foreign equivalents), or to comply with a court or administrative order, provided that the Disclosing Party receives prior written notice of such disclosure and that the Receiving Party takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure.

     6.4  Survival of Obligations. The obligations set forth in Sections 6.1,
6.2 and 6.3 shall remain in effect after termination or expiration of this Agreement for a period of [*****].

     6.5 Public Announcement. The Parties shall issue a joint press release regarding this Agreement, the text of which shall be subject to mutual agreement of the Parties. Except for the information disclosed in the joint press release, neither party shall use the name of the other party or reveal the existence of or terms of this Agreement in any publicity or advertising without the prior written approval of the other party, except that (i) either party may use the text of a written statement approved in advance by both parties without further approval, and (ii) either party shall have the right to identify the other party and to disclose the terms of this Agreement as required by applicable securities laws or other applicable law or regulation, provided that the receiving party takes reasonable and lawful actions to minimize the degree of such disclosure.

7.   Intellectual Property

     7.1 Ownership of Inventions. All intellectual property rights which are in the possession of either party as of the Effective Date of this Agreement will remain in the possession of that party. Ownership of inventions conceived of or reduced to practice during the course of the collaboration (the "Inventions") will be as follows:

Inventions involving [*****].

     .  Diversa shall own all Inventions claiming [*****].

     .  RPAN will own all Inventions claiming [*****].

Inventions involving [*****].

     .  Diversa will own all Inventions relating to [*****].

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     .  Diversa will own all Inventions relating to any [*****], provided, however, that Diversa (i) will not use, or grant any third party the right to use, any such [*****] that incorporates or was designed and/or developed using any information or materials provided [*****] and (ii) will grant RPAN a [*****] to use any such [****].

     .  RPAN will own all Inventions relating to [*****].

     7.2 Other Inventions. Except as specifically provided above, ownership of all other Inventions will be determined in accordance with the rules of inventorship under United States patent law.

8.   Patent Matters

     8.1 Responsibilities. Each party will be responsible for filing, prosecuting, maintaining, defending and enforcing any patent applications, patents and other intellectual property rights owned by such party, and the parties will decide upon mutual agreement which party will be responsible for filing, prosecuting, maintaining, defending and enforcing any patent applications, patents and other intellectual property rights owned jointly by the parties on a case by case basis.

     8.2 In the event that either party desires to abandon any patent application, patent or other intellectual property right involving the [*****], or if such party later declines responsibility for any such patent application, patent or other intellectual property right, such party shall provide reasonable prior written notice to the other party of such intention to abandon or decline responsibility, and the other party shall have the right, at its own expense, to file, prosecute, and maintain such patent application, patent or other intellectual property right.

9.   Term and Termination

     9.1 Term. The term of this Agreement shall begin as of the Effective Date and shall continue until the expiration of the Option Period, provided, however, that if the Option is exercised, this Agreement shall continue until the last day of the Royalty Term, unless earlier terminated as set forth below.

     9.2  Termination.

          9.2.1 Mutual Consent. This Agreement may be terminated at any time by mutual written agreement of the Parties.

          9.2.2 Material Breach. In the event that a Party commits a material breach of any of its obligations under this Agreement and such Party fails (i) to remedy that breach within thirty (30) days after receiving written notice thereof from the other Party or (ii) to commence dispute resolution pursuant to
Section 10.3, within thirty (30) days after receiving written notice of that breach from the other Party, the other Party may immediately terminate this Agreement upon written notice to the breaching Party.

     9.3 Disposition of Confidential Information. In the event of termination or expiration of this Agreement, the Parties shall return or destroy all forms of Confidential Information provided to them under this Agreement, within [*****] after such termination or expiration, provided, however, that each Party may retain one copy of such Confidential Information for record keeping purposes only.

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     9.4  Effect of Termination or Expiration. Termination or expiration of this
Agreement shall not relieve the parties of any obligation accruing prior to such termination or expiration and shall not terminate any License granted or License Agreement entered into prior to such termination or expiration. The provisions of Sections 5.6, Articles 6 and 7 shall survive the expiration or termination of this Agreement.

10.  Miscellaneous

     10.1 Relationship of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

     10.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of [*****] other than those provisions governing conflicts of law.

     10.3 Dispute Resolution Procedures. The Parties recognize that disputes as to certain matters may from time to time arise which relate to either Party's rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of such disputes in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Section 10.3 if and when such a dispute arises between the Parties. If a dispute arises between the Parties relating to the interpretation or performance of this Agreement or the grounds for the termination thereof, the Parties agree to hold a meeting, attended by individuals with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies. If, within [*****] after such meeting, the Parties have not succeeded in negotiating a resolution of the dispute, such dispute shall be finally settled only in San Diego, California, in accordance with the rules and procedures of the American Arbitration Association by three arbitrators knowledgeable as to biotechnology industry standards. Each Party shall select one arbitrator [*****] after the institution of the arbitration proceeding and the third arbitrator will be selected by mutual agreement of the other two arbitrators within [*****] of the appointment of the two arbitrators selected by the Parties. All of the arbitrators will be neutral, impartial, independent of the Parties and others having any known interest in the outcome; will abide by the ABA and AAA Cannons of Ethics for neutral arbitrators, and will have no ex parte communications about the case or about the appointment of the third arbitrator or the arbitrator's views on matters of law with either Party in the appointing process or otherwise during the pendency of the arbitration. The Parties shall bear the costs of arbitration equally unless the arbitrators, pursuant to their right, but not their obligation, require the non-prevailing Party to bear all or any unequal portion of the prevailing Party's costs. The arbitrators shall prepare and deliver a written, reasoned opinion conferring their decision within [*****] of the final arbitration hearing. The arbitrators shall not have the power to award punitive damages under this Agreement and such an award is expressly prohibited. The decision of the arbitrators shall be final and binding on all of the Parties. Judgment on the award so rendered may be entered in any court of competent jurisdiction at the option of the successful Party. The rights and obligations of the Parties to arbitrate any dispute relating to the interpretation or performance of this Agreement or the grounds for the termination thereof shall survive the expiration or termination of this Agreement for any reason.

     10.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

     10.5 Headings. All headings in this Agreement are for convenience only and shall not affect the meaning of any provision hereof.

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     10.6  Binding Effect. This Agreement and all rights and obligations hereunder shall inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.

     10.7 Assignment. Except as otherwise provided herein, neither this Agreement nor any interest hereunder will be assignable in part or in whole by any Party without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement to any of its Affiliates or to any successor by merger or sale of substantially all of its business to which this Agreement relates This Agreement will be binding upon the successors and permitted assigns of the Parties. Any assignment which is not in accordance with this Section will be void.

     10.8 Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:

     If to RPAN:                        If to Diversa:

     RPAN                               Diversa Corporation
     42 avenue Aristide Briand          10665 Sorrento Valley Road
     92160 Antony, France               San Diego, California 92121
     Attention: Research Director       Attention: Carolyn Erickson
     Copy: General Counsel -            Tel: (619) 623-5104
       Legal Department                 Fax: (619) 623-5180
     Tel: (33) 1-46-74-70-00
     Fax: (33) 1-40-96-96-96

Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section.

     10.9 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by the Parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

     10.10 Severability. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.

     10.11 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties relating to the subject matter hereof.

     10.12 Regulatory Filings. RPAN shall have sole responsibility for making all regulatory filings worldwide, including, without limitation, obtaining the necessary approvals to market Products. Diversa will cooperate to provide information required to make and maintain such filings, as appropriate,

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by either party by registered airmail or by telefax. In case of such termination the terminating party will not be required to pay to the other party any indemnity whatsoever.

Accepted and Agreed to:

Rhone-Poulenc Animal Nutrition                    Diversa Corporation

Signature: /s/ Bernard Le Roux                    Signature: /s/ Jay M. Short
          ------------------------                          -----------------------------------------------------------
Name: Bernard Le Roux                             Name: Jay M. Short
     -----------------------------                     ----------------------------------------------------------------
Title: V.P. R & D RPAN                            Title: President Chief Executive Officer and Chief Technology Officer
      ----------------------------                      ---------------------------------------------------------------
Date: July 8, 1999                                Date: June 28, 1999
     -----------------------------                     ----------------------------------------------------------------

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                           Exhibit A - Project Plan

                         PARTNERSHIP PROJECT R&D PLAN

          Discovery of a [*****] for the [*****] for use as a [*****]

Background:

[*****]

[*****]

                                    [*****]

[*****]

[*****]

1.   [*****]

2.   [*****]

3.   [*****]

4.   [*****]

5.   [*****]

RPAN: Project Performance and Delivery:

1.   [*****]

2.   [*****]

3.   [*****]

4.   [*****]

5.   [*****]

6.   [*****]

7.   [*****]

8.   [*****]

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Diversa: Project Performance and Delivery:

1.   [*****]

2.   [*****]

Diversa Effort

[*****]

                                    [*****]

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                                   Exhibit B

                RPAN's ENZYME PERFORMANCE ASSESSMENT PROCEDURE

Phase 1: [*****]

1.   [*****]

2.   [*****]

Approximate Time Required:

     [*****]
     [*****]

Phase II: [*****]
[*****]

3.   [*****]

Approximate Time Required:
     [*****]

Phase III: [*****]

1.   [*****]

Approximate Time Required:
     [*****]

Phase IV: [*****]

1.   [*****]

Approximate Time Required
     [*****]

Phase V: [*****]

1.   [*****]

2.   [*****]

Approximate Time Required:
     [*****]
     [*****]

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                                   Exhibit C

                                    [*****]


                                    [*****]

                                     C-1.     *Confidential Treatment Requested
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                                   Exhibit D

                           LIST OF RELATED MOLECULES


                                    [*****]

                                     D-1.     *Confidential Treatment Requested